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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2000

                                ---------------


                         JACOBS ENGINEERING GROUP INC.
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             (Exact name of Registrant as specified in its charter)


       Delaware                    1-7463                           95-4081636
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      (State of                (Commission File                 (I.R.S. Employer
    Incorporation)               File Number)                     Identification
                                                                     Number)



                   1111 S. Arroyo Parkway, Pasadena  CA               91105
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                  (Address of principal executive offices)          (Zip code)



                                (626) 578 - 3500
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              (Registrant's telephone number, including area code)
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Item 5.     Other Events.

On July 7, 2000, the Registrant terminated a previously announced definitive asset purchase agreement with Stone & Webster, Incorporated ("Stone & Webster") to acquire substantially all of Stone & Webster's assets. The termination resulted from the Registrant not being the successful bidder in the auction for the business of Stone & Webster in a proceeding under Chapter 11 of the U.S. Bankruptcy Code.

The information contained in the Registrant's press release issued on July 11, 2000 with respect to the announcement of the termination of the asset purchase agreement is included in Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

  (c)  Exhibit No.
       99.1  Press release of Registrant dated July 11, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Jacobs Engineering Group Inc.



/s/  John W. Prosser, Jr.
-------------------------
John W. Prosser, Jr.
Senior Vice President, Finance
and Administration and Treasurer


Date:  July 11, 2000